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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported)
                                May 23, 2005

                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)

        Delaware                  1-13215                   76-0419383
-----------------------      -----------------      -------------------------
    (State or Other             (Commission               (IRS Employer
    Jurisdiction of             File Number)           Identification No.)
     Incorporation)

              1800 Gardner Expressway
                  Quincy, Illinois                            62305
----------------------------------------------------     ----------------
      (Address of Principal Executive Offices)              (Zip Code)

                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

     On May 23, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing that it had received all regulatory approvals necessary to complete its previously announced acquisition of Thomas Industries Inc. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

     The information in this Item 7.01 and the exhibits attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act") or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number    Description of Exhibit

      99.1 Gardner Denver, Inc. Press Release dated May 23, 2005 announcing the receipt of all regulatory approvals necessary to complete the previously announced acquisition of Thomas Industries Inc.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GARDNER DENVER, INC.

Date: May 23, 2005                   By:/s/ Tracy D. Pagliara
                                       -------------------------------------
                                         Tracy D. Pagliara
                                         Vice President, Administration,
                                         General Counsel and Secretary


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                                EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
-----------           -----------

   99.1 Gardner Denver, Inc. Press Release dated May 23, 2005 announcing the receipt of all regulatory approvals necessary to complete the previously announced acquisition of Thomas Industries Inc.





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